_______________________________________________________________________________
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): August 8, 2001.




                          GLOBAL CAPITAL PARTNERS, INC.
             (Exact Name of Registrant as Specified in Its Charter)




       Delaware                      000-26202                 52-1807562
   (State or Other             (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


         6000 Fairview Road, Suite 1410, Charlotte, North Carolina 28210
          (Address of Principal Executive Offices, Including Zip Code)



                                 (704) 643-8220
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


_______________________________________________________________________________

ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

        On August 8, 2001, Global Capital Partners, Inc., a Delaware corporation (the "Registrant"), disposed of approximately 46% of its interest in its previously majority-owned subsidiary Sutton Online, Inc., a Delaware corporation ("Sutton"), to Jonathan D. Siegel, the Chief Executive Officer of Sutton prior to the disposition ("Siegel"), Gregory C. Frank, the President of Sutton prior to the disposition ("Frank"), the JB Sutton Group Inc. 401(k) Profit Sharing Plan dated 10/1/95 f/b/o Jonathan D. Siegel (the "Siegel 401(k)"), and Sigma Limited S.A., a business entity formed under the laws of Switzerland ("Sigma" and, together with Siegel, Frank and the Siegel 401(k), the "Purchasers") for an aggregate of $1,800,000 in cash and notes (the "Purchase Price") pursuant to a Stock Purchase Agreement, dated as of August 8, 2001 (the "Purchase Agreement"), between the Registrant and the Purchasers. The Purchase Price was privately negotiated between the Registrant and the Purchasers.

        The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to such agreement, a copy of which is attached hereto as
Exhibit 10.1.

ITEM 7.         FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

        (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

        (B)  PRO FORMA FINANCIAL INFORMATION.

                 The Registrant has prepared and filed with the Securities and Exchange Commission current financial information, including the effect of the disposition of a business segment and the restatement of prior year balances to reflect the disposition, in both its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001 (the "10-K") and its Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2001 (the "10-Q" and, together with the 10-K, the "Reports"). The Reports contain the pro forma financial information that would have otherwise been required by Item 7(b) of Form 8-K and are incorporated by reference to the 10-K and the 10-Q, copies of which are attached hereto as Exhibit 19.1 and 19.2, respectively.

        (C)  EXHIBITS.

                 The following exhibits are included as part of this Report and are set forth following the signature page hereto and beginning on page 6:

                  10.1 Stock Purchase Agreement, dated as of August 8, 2001, by and among the Registrant and the Purchasers.

                  19.1 Registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001.


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


                  19.2 Registrant's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2001.



































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



                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GLOBAL CAPITAL PARTNERS, INC.
                                              (Registrant)



Date: August 23, 2001
                                    By:  /s/  Kevin D. McNeil
                                   --------------------------------------------
                                                  (Signature)
                                   Name:  Kevin D. McNeil
                                   Title: Executive Vice President, Secretary,
                                          Treasurer and Chief Financial Officer





























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



                                  EXHIBIT INDEX


   EXHIBIT NO.                                 DESCRIPTION
   ----------                                  -----------
       10.1 Stock Purchase Agreement, dated as of August 8, 2001, by and among the Registrant and the Purchasers.

       19.1 Registrant's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2001.

       19.2 Registrant's Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2001.

























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